                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that JAMES F. HIGGINS, whose signature appears below, constitutes and appoints Barry Fink and Charles A. Fiumefreddo, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ James F. Higgins
                                                 --------------------------
                                                     James F. Higgins


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that PHILIP J. PURCELL, whose signature appears below, constitutes and appoints Barry Fink and Charles A. Fiumefreddo, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Philip J. Purcell
                                                 ---------------------------
                                                     Philip J. Purcell

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that MICHAEL BOZIC, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Michael Bozic
                                                 ---------------------------
                                                     Michael Bozic


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that EDWIN J. GARN, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Edwin J. Garn
                                                 ---------------------------
                                                     Edwin J. Garn

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that WAYNE E. HEDIEN, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Wayne E. Hedien
                                                 ---------------------------
                                                     Wayne E. Hedien


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that DR. MANUAL H. JOHNSON, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald
M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Dr. Manual H. Johnson
                                                 ---------------------------
                                                     Dr. Manual H. Johnson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that JOSEPH J. KEARNS, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Joseph J. Kearns
                                                 ---------------------------
                                                     Joseph J. Kearns


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that MICHAEL E. NUGENT, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Michael E. Nugent
                                                 ---------------------------
                                                     Michael E. Nugent

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that FERGUS REID, whose signature appears below, constitutes and appoints Stuart M. Strauss and Ronald M. Feiman, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:  October 22, 2003

                                                 /s/ Fergus Reid
                                                 ---------------------------
                                                     Fergus Reid

                                                                     APPENDIX A
                                                                     ----------



                                                                     APPENDIX A

OPEN-END RETAIL FUNDS


         TAXABLE MONEY MARKET FUNDS
         --------------------------

1.       Active Assets Government Securities Trust
2.       Active Assets Institutional Government Securities Trust
3.       Active Assets Institutional Money Trust
4.       Active Assets Money Trust
5.       Morgan Stanley Liquid Asset Fund Inc.
6.       Morgan Stanley U.S. Government Money Market Trust

         TAX-EXEMPT MONEY MARKET FUNDS
         -----------------------------

7.       Active Assets California Tax-Free Trust
8.       Active Assets Tax-Free Trust
9.       Morgan Stanley California Tax-Free Daily Income Trust
10.      Morgan Stanley New York Municipal Money Market Trust
11.      Morgan Stanley Tax-Free Daily Income Trust

         EQUITY FUNDS
         ------------

12.      Morgan Stanley 21st Century Trend Fund
13.      Morgan Stanley Aggressive Equity Fund
14.      Morgan Stanley Allocator Fund
15.      Morgan Stanley All Star Growth Fund
16.      Morgan Stanley American Opportunities Fund
17.      Morgan Stanley Biotechnology Fund
18.      Morgan Stanley Capital Opportunities Trust
19.      Morgan Stanley Developing Growth Securities Trust
20.      Morgan Stanley Dividend Growth Securities Inc.
21.      Morgan Stanley Equity Fund
22.      Morgan Stanley European Growth Fund Inc.
23.      Morgan Stanley Financial Services Trust
24.      Morgan Stanley Fund of Funds
25.      Morgan Stanley Fundamental Value Fund
26.      Morgan Stanley Global Advantage Fund
27.      Morgan Stanley Global Dividend Growth Securities
28.      Morgan Stanley Global Utilities Fund
29.      Morgan Stanley Growth Fund
30.      Morgan Stanley Health Sciences Trust
31.      Morgan Stanley Income Builder Fund
32.      Morgan Stanley Information Fund
33.      Morgan Stanley International Fund

34.      Morgan Stanley International SmallCap Fund
35.      Morgan Stanley International Value Equity Fund
36.      Morgan Stanley Japan Fund
37.      Morgan Stanley KLD Social Index Fund
38.      Morgan Stanley Latin American Growth Fund
39.      Morgan Stanley Market Leader Trust
40.      Morgan Stanley Mid-Cap Value Fund
41.      Morgan Stanley Nasdaq-100 Index Fund
42.      Morgan Stanley Natural Resource Development Securities Inc.
43.      Morgan Stanley New Discoveries Fund
44.      Morgan Stanley Next Generation Trust
45.      Morgan Stanley Pacific Growth Fund Inc.
46.      Morgan Stanley Real Estate Fund
47.      Morgan Stanley Small-Mid Special Value Fund
48.      Morgan Stanley S&P 500 Index Fund
49.      Morgan Stanley Special Growth Fund
50.      Morgan Stanley Special Value Fund
51.      Morgan Stanley Tax-Managed Growth Fund
52.      Morgan Stanley Technology Fund
53.      Morgan Stanley Total Market Index Fund
54.      Morgan Stanley Total Return Trust
55.      Morgan Stanley Utilities Fund
56.      Morgan Stanley Value-Added Market Series
57.      Morgan Stanley Value Fund

         BALANCED FUNDS
         --------------

58.      Morgan Stanley Balanced Growth Fund
59.      Morgan Stanley Balanced Income Fund

         ASSET ALLOCATION FUND
         ---------------------

60.      Morgan Stanley Strategist Fund

         TAXABLE FIXED-INCOME FUNDS
         --------------------------

61.      Morgan Stanley Convertible Securities Trust
62.      Morgan Stanley Federal Securities Trust
63.      Morgan Stanley Flexible Income Trust
64.      Morgan Stanley High Yield Securities Inc
65.      Morgan Stanley Limited Duration Fund
66.      Morgan Stanley Limited Duration U.S. Treasury Trust
67.      Morgan Stanley Quality Income Trust
68.      Morgan Stanley U.S. Government Securities Trust

         TAX EXEMPT FIXED INCOME FUNDS
         -----------------------------

69.      Morgan Stanley California Tax-Free Income Fund

70.      Morgan Stanley Hawaii Municipal Trust
71.      Morgan Stanley Limited Term Municipal Trust
72.      Morgan Stanley Multi-State Municipal Series Trust
73.      Morgan Stanley New York Tax-Free Income Fund
74.      Morgan Stanley Tax-Exempt Securities Trust

         SPECIAL PURPOSE FUNDS
         ---------------------

75.      Morgan Stanley Select Dimensions Investment Series
76.      Morgan Stanley Variable Investment Series

CLOSED-END RETAIL FUNDS


         TAXABLE FIXED-INCOME CLOSED-END FUNDS
         -------------------------------------

77.      Morgan Stanley Government Income Trust
78.      Morgan Stanley Income Securities Inc.
79.      Morgan Stanley Prime Income Trust

         TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

80.      Morgan Stanley California Insured Municipal Income Trust
81.      Morgan Stanley California Quality Municipal Securities
82.      Morgan Stanley Insured California Municipal Securities
83.      Morgan Stanley Insured Municipal Bond Trust
84.      Morgan Stanley Insured Municipal Income Trust
85.      Morgan Stanley Insured Municipal Securities
86.      Morgan Stanley Insured Municipal Trust
87.      Morgan Stanley Municipal Income Opportunities Trust
88.      Morgan Stanley Municipal Income Opportunities Trust II
89.      Morgan Stanley Municipal Income Opportunities Trust III
90.      Morgan Stanley Municipal Premium Income Trust
91.      Morgan Stanley New York Quality Municipal Securities
92.      Morgan Stanley Quality Municipal Income Trust
93.      Morgan Stanley Quality Municipal Investment Trust
94.      Morgan Stanley Quality Municipal Securities

OPEN END INSTITUTIONAL FUNDS

95.      Morgan Stanley Institutional Fund, Inc.
96.      Morgan Stanley Institutional Fund Trust
97.      The Universal Institutional Funds, Inc.
98.      Morgan Stanley Institutional Liquidity Funds

CLOSED END INSTITUTIONAL-FUNDS

99.      Morgan Stanley Asia-Pacific Fund, Inc.
100.     Morgan Stanley Eastern Europe Fund, Inc.

101.     Morgan Stanley Emerging Markets Debt Fund, Inc.
102.     Morgan Stanley Emerging Markets Fund, Inc.
103.     Morgan Stanley Global Opportunity Bond Fund, Inc.
104.     Morgan Stanley High Yield Fund, Inc.
105.     The Latin American Discovery Fund, Inc.
106.     The Malaysia Fund, Inc.
107.     The Thai Fund, Inc.
108.     The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

109.     Morgan Stanley Institutional Fund of Hedge Funds